Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,250,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	172,625.00
Total Offset Amount	0.00
Net Fee	$ 172,625.00
Final Prospectus	false